EXHIBIT 10

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AGREEMENT

          This Agreement is entered into as of December 3, 2002 (the “Effective Date”), by and between Mixture Sciences, Inc. (“Licensee”), and Astral, Inc., a Delaware corporation (“Licensor”).

          1.     Definitions.

                  “Intellectual Property” means all types of intellectual property including, without limitation, inventions, pending patent applications, issued patents, divisions, continuations, continuations-in-part, reissues, provisionals, re-examinations, extensions, corresponding foreign rights, copyrights, know-how, trade secrets, software programs, data, reports and confidential information.

                  “Licensed Product” means any product which cannot be made, used or sold without infringing on the patent rights contained in the Subject Technology.

                  “Net Sales” means the gross amounts received by the Licensee or its sublicensees on sales of Licensed Products, less:

                  a.     Customary trade, quantity or cash discounts and non-affiliated brokers’ or agents’ commissions actually allowed and taken;

                  b.     Amounts repaid or credited by reason of rejection or return; and/or

                  c.     To the extent separately stated on purchase orders, invoices or other documents of sales, (i) taxes levied on and/or other governmental charges made as to production, sale, transportation, delivery or use and paid by or on behalf of Licensee or its sublicensees, and (ii) transportation and transit insurance charges.

                  “Subject Technology” means the technology and inventions described in the issued patents and pending patent applications identified on Exhibit A attached hereto, together with all Intellectual Property related thereto, and as further described in Licensor’s Business Plan (draft dated 10/29/02).

          2.     License Rights.

                  a.     Grant.  Licensor hereby grants to Licensee the exclusive license right to use the Subject Technology, including, without limitation, the right to make, have made, use, offer for sale, sell, and import any and all products, methods and services utilizing the Subject Technology and/or the Intellectual Property applicable to the Subject Technology.  Said rights are worldwide, royalty-bearing, perpetual (subject to Section 5a), and for all possible fields of use.  Licensee shall have the right to grant sublicenses hereunder, including successive sub-sub-license grants.

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  b.     Grant-Back. Licensee hereby grants back to Licensor the right to use the Subject Technology for the limited purpose of performing and implementing the mutually approved Project Plan (referenced in Section 3b), until September 1, 2003.

          3.     Royalties.

                  a.     Earned Royalties.  Licensee shall pay earned royalties to Licensor equal to ***** percent (*****%) of the Net Sales, subject to the provisions set forth in Section 3A.

                  b.     Prepayments.  Licensee shall make prepayment advances to Licensor of up to $***** (the “Prepayments”) for Licensor to use said funds to pay for expenses summarized on Exhibit B, which expenses are for implementing a project plan (the “Project Plan”) to further enhance the Subject Technology.  Licensor and Licensee shall mutually prepare and approve said Project Plan by December 14, 2002.  Licensor shall submit to Licensee a request for each Prepayment, accompanied by a detailed description of the expenses for the Project Plan which will be paid with the funds from the Prepayment.  Licensor has the option and discretion to request less than the full $***** of Prepayments.  Licensee shall advance the requested Prepayments to Licensor within five (5) business days after the request is received by Licensee, so long as the request is consistent with the Project Plan and Licensor is in full compliance under all of the provisions, representations, warranties and covenants of this Agreement, and Licensee is reasonably satisfied with the progress being made by Licensor under Section 3A(a).

                  c.     Credits.  All Prepayments shall constitute prepayments to be credited against the earned royalties, once earned royalties become due, on a dollar-for-dollar basis.  If the ultimate earned royalties are less than the aggregate of the Prepayments, then no refund will be owed by Licensor to Licensee.

                  d.     Payment Schedule.  From and after the date when Licensee (or its sublicensee) first sells Licensed Products, Licensee shall give to Licensor an annual written report of Net Sales for each calendar year, which report shall be due by March 31 of the following year.  All royalties payable pursuant to Section 3a (less credits pursuant to Section 3c) shall be paid at the same time as the annual report of Net Sales is given.

                  e.     Dollar Payments.  All payments due hereunder shall be paid in United States Dollars.  If any currency conversion shall be required in connection with any payment hereunder, such conversion shall be made by using the exchange rate for the purchase of United States Dollars reported by the Wall Street Journal on the last business day of the calendar year to which such payments relate.

                  f.     Record Keeping.  Licensee and its sublicensees shall maintain complete and accurate books of account and records showing all sales of Licensed Products.  For purposes of verifying the accuracy of the royalties paid by Licensee pursuant to which Agreement, such books and records shall be open to inspection and copying, during usual business hours, upon reasonable advance notice, by an independent certified public accountant or by employees of Licensor.  In the event that any such inspection shows any underreporting and underpayment by Licensee in excess of five percent (5%) for any twelve (12) month period, then Licensee shall

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

pay the cost of such examination.  Such books and records shall be maintained for at least three (3) full years after the applicable sale.

          3A.  Third Party Licenses.

                  a.     With respect to the third party license agreements referenced on Exhibit A, pursuant to which Licensor obtains license rights to some of the Subject Technology (the “Third Party Licenses”), Licensor shall use reasonable best efforts to obtain and maintain the Third Party Licenses in good standing, and to obtain any necessary consents, if any, for the grant of the license rights to Licensee pursuant to this Agreement.

                  b.     With respect to any payments to be made under the Third Party Licenses (e.g., milestone fees, maintenance fees, royalties, etc., the “Third Party Payments”), either Licensor shall pay the same, or if Licensee is obligated to pay any of the Third Party Payments, then said payments shall constitute credit offsets against the sums otherwise payable by Licensee to Licensor (including without limitation the payment of royalties pursuant to Section 3a above).

                  c.     If Licensor has not been able to obtain any necessary consents under the Third Party Licenses by March 1, 2003, then at the option of Licensee, Licensee is entitled to acquire 100% of the ownership of Licensor, lien free, in consideration of Licensee agreeing to pay to the owner of Licensor (Alliance Pharmaceutical Corp.) the same earned royalties which Licensee is otherwise obligated to pay in the future to Licensor under this Agreement.  Provided, however, if Licensee so elects to acquire the stock of Licensor, then Licensor shall have the option to void said election by paying to Licensee the cash Break-up Fee (defined in Section 5a) within 20 days after Licensor receives the written notice of Licensee’s election to acquire Licensor’s stock.

                  d.     Licensor and Alliance Pharmaceutical Corp. hereby warrant and represent (i) that the only significant assets of Licensor are the Exhibit A Subject Technology, (ii) that the only significant obligations or liabilities of Licensor are those contained in the Third Party Licenses, and (iii) that Alliance Pharmaceutical Corp. is the sole owner of the Licensor.

                  e.     Alliance Pharmaceutical Corp. hereby covenants to obtain a release of any liens on the stock of Licensor in the event Licensee exercises its right to acquire the stock of Licensor.

          4.     Management of Patent Matters.  Until September 1, 2003, Licensor shall manage the patent prosecution and maintenance matters applicable to the Subject Technology, and Licensor shall keep Licensee fully informed as to said matters.  After September 1, 2003, Licensee shall have the exclusive right and authority to manage and handle all matters applicable to the prosecution, maintenance and enforcement of the patent rights, pending patent applications and future patent applications applicable to the Subject Technology.  This right shall include Licensee selecting the patent attorney to handle said patent matters, and making the management decisions as to whether to pursue litigation to enforce any potential infringements against the patent rights.  Licensor hereby grants to Licensee an irrevocable power of attorney for Licensee to take all actions in the name of Licensor with respect to these patent management matters.

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additionally, Licensor hereby agrees to sign such additional papers as may be necessary or appropriate to enable Licensee to effectively handle and manage these patent management matters.  Licensee shall keep Licensor informed as to what is happening and what Licensee is doing with respect to these patent management matters.  After September 1, 2003, Licensee shall bear all costs and expenses applicable to these patent management matters.  Any recovery realized from prosecuting patent infringement claims applicable to the licensed patent rights shall belong solely to Licensee.

          5.     Break-up Fee.

                  a.     Licensor and Licensee intend to pursue future discussions for a possible joint venture company (the “Newco Venture”) involving the Subject Technology and other proprietary technology belonging to Licensee.  If mutual agreement for the Newco Venture has not been reached by June 1, 2003, then either Licensee or Licensor may elect to terminate this Agreement, whereupon Licensor shall pay to Licensee a break-fee equal to ***** times the aggregate amount of the Prepayments which Licensee has paid to Licensor (the “Break-up Fee”).  Either party may exercise said termination election up until September 1, 2003 by giving written notice of the election to the other party.  If Licensor is electing to terminate, then said election may be given and shall be effective only if the election is accompanied by the full payment of the Break-up Fee, payable by bank certified check, bank cashier’s check, or wire transfer of good funds.  If Licensee is electing to terminate, then Licensor shall pay the Break-up Fee within ten (10) business days after the termination notice is given to Licensor.  If the termination election is not exercised as set forth above by September 1, 2003, then neither party shall thereafter have any right of termination under this Section 5a.  If this Agreement is so terminated, then any sublicense granted under this Agreement shall also terminate.

                  b.     The parties intend this Agreement to be a bona fide license agreement, which has been negotiated on an “arm’s length” basis, with reasonable and fair economic terms.  The parties do not intend this Agreement to be construed or characterized as a loan agreement.  Licensor hereby grants to Licensee a security interest in all of the Subject Technology, as collateral security for the performance of Licensor’s obligation to pay the full amount of the Break-up Fee if this Agreement is terminated pursuant to Section 5a, and/or if this Agreement is somehow construed or recharacterized as a loan agreement, or a line-of-credit agreement, or a promissory note, or some other credit facility.  Licensee shall be entitled to exercise all rights permitted for a secured party by the California Commercial Code.  Licensee shall be entitled to file a customary UCC-1 Financing Statement with the appropriate State agencies, and Licensor and Licensee shall file with the U.S. Patent and Trademark Office a customary notice of Licensee’s interests as set forth in this Agreement.

                  c.     If the parties do mutually agree to proceed with the Newco Venture, then no Break-up Fee will be payable by Licensor to Licensee.  As part of the Newco Venture, as consideration for Licensee contributing to the Newco Venture the rights granted to Licensee under this Agreement, either (i) Licensee will be given by the Newco Venture an equity interest in Newco equal to the Break-up Fee, or (ii) Licensee will be paid by the Newco Venture a cash sum equal to the Break-up Fee, with Licensee to elect between (i) and (ii).  Additionally,

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Licensee will obtain such additional equity interests in the Newco Venture for Licensee’s other contributions as the parties may mutually agree.

                  d.     Notwithstanding the parties’ intent that this Agreement is not to be construed as a loan agreement, if a court were to ultimately treat this Agreement as a loan agreement, then the parties hereby acknowledge and agree that such loan agreement is exempt from California usury laws by reason of California Corporations Code Section 25118.  Further, if a court were to ultimately treat this Agreement as a loan agreement and to not apply a usury exemption, then any portion of the Break-up Fee paid which would otherwise constitute a usurious interest payment shall instead be treated as a loan by Licensor to Licensee which is repayable by Licensee upon demand by Licensor, and not as a usurious interest payment.

          6.     Representations, Warranties and Covenants by Licensor.  Licensor warrants and represents that:

                  a.     Licensor is the sole owner or licensee of all rights and interests in the Subject Technology and the related Intellectual Property as identified on Exhibit A.  No person or entity has any lien, license rights, option rights, use rights, or other claims or interests in the Subject Technology and related Intellectual Property.  Licensor has furnished to Licensee copies of the existing licenses referenced on Exhibit A.

                  b.     There are no other agreements, commitments, or other rights or obligations which affect the Licensor or the Subject Technology or the related Intellectual Property which are inconsistent with or conflicting with, or in violation of, any of the rights or obligations set forth in this Agreement.

                  c.     There is no pending litigation or, to the knowledge of Licensor, threatened litigation or factual circumstances which may give rise to any threatened litigation, affecting the Subject Technology or the Intellectual Property or the ability of Licensor to enter into and fully perform this Agreement.

                  d.     Licensor is not aware of any person or entity which is conducting activities or threatening to conduct activities which would constitute an infringement of any of the Intellectual Property applicable to the Subject Technology.

                  e.     The issued patent rights included within the Intellectual Property applicable to the Subject Technology are in good standing, with all required maintenance fees and filings applicable thereto being current.

                  f.     With respect to the pending patent applications applicable to the Subject Technology, Licensor is not aware of any facts or circumstances which may reasonably be expected to impair the ultimate issuance of patent rights in accordance with the principal claims contained in the pending patent application.

                  g.     Licensor hereby covenants to furnish to Licensee copies of all material (1) applications, filings, correspondence and other papers applicable to the pending patent applications contained with the Intellectual Property applicable to the Subject Technology, as

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

well as (2) any material correspondence, notices or other papers arising after the effective date of any of the issued patents applicable to the Subject Technology.  Further, Licensor hereby covenants to furnish to Licensee copies of all additional papers which Licensor may receive in the future concerning these patent matters.

                  h.     Licensor makes no representations or warranties of any kind, either expressed or implied, concerning the validity or scope of any of the intellectual property rights applicable to the subject technology.  Licensor makes no representations or warranties of any kind, and Licensor expressly disclaims any and all implied warranties, as to the ability to make any product or service utilizing the Subject Technology, or the merchantability or fitness for any particular purpose of any product or service that may be made from the Subject Technology.  Licensor makes no representations or warranties, and Licensor disclaims any implied representations or warranties, to the effect that the Subject Technology may be commercialized without infringing any patent, copyright, trademark, or other rights of a third party.  In no event shall Licensor be liable for any consequential, incidental or special damages, even if Licensor has been advised of the possibility thereof.

          7.     Term.  The term of this Agreement shall commence as of the Effective Date set forth in the introductory paragraph of this Agreement, and shall continue and remain in full force and effect until the last to expire of any issued patent right applicable to the Subject Technology.  After such expiration of the term of this Agreement, Licensee shall continue to have the right to use the Subject Technology on a non-exclusive basis.

          8.     General Provisions.

                  a.     This Agreement shall be construed and enforced in accordance with the laws of the State of California, excluding the conflicts of law doctrine.

                  b.     This Agreement constitutes the entirety of the agreement between the parties with respect to the  matters set forth herein, and supercedes all prior negotiations and commitments.  Any modification or amendment to this Agreement shall be effective only if and when it is reduced to writing and signed by both parties.

                  c.     Each party hereby warrants and represents that it has full authority and authorization to enter into this Agreement and to fully perform this Agreement in accordance with its terms, without the need to obtain any additional approvals, consents or authorizations.  The person signing this Agreement on behalf of a party hereby warrants and represent that he is duly authorized to sign and deliver this Agreement on behalf of the party.

                  d.     This Agreement may be signed in multiple, separate counterparts, all of which shall be treated as one and the same Agreement.  A party may evidence its execution and delivery of this Agreement by signing this Agreement and transmitting the signed signature page by facsimile to the other party.

                  e.     Notices given under this Agreement shall be given in writing, by any means, including without limitation, U.S. mail, hand delivery, overnight delivery service, facsimile, electronic mail, or other customary means of business written communications.

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Notice shall be deemed given once it is received at the party’s regular business address, facsimile number, business email address, or when actually received by a party’s officer, whichever occurs earlier.  Each party’s initial business address is set forth at the end of this Agreement.  A party may change its business address by giving written notice to the other party.

                  f.     This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

                  g.     If any litigation or arbitration is commenced to enforce or construe the terms of this Agreement, the party most prevailing in said proceedings shall be entitled to recover from the other party all reasonable attorney’s fees and costs incurred in connection with said proceedings.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth above.

LICENSEE:

MIXTURE SCIENCES, INC.

By:

Richard A. Houghten 3550 General Atomics Court San Diego, CA 92121 858/455-3805 houghtentwo@yahoo.com

LICENSOR:

Astral, Inc. 6175 Lusk Blvd. San Diego, CA 92121 Telephone: 858/410-5384 Fax: 858/410-5306 troth@allp.com

By:

As the Owner of Licensor, Alliance Pharmaceutical Corp. hereby agrees to the terms of this Agreement.

ALLIANCE PHARMACEUTICAL CORP.

By:

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

SUBJECT TECHNOLOGY
INTELLECTUAL PROPERTY – PATENT SUMMARY

Country Application No. [Patent No.]	Title	Date Filed. Date Issued.	Status	Owner

*****	*****	16 April 1992	Issued	MS
*****	*****	10 April 1992	Issued	MS
*****	*****	10 April 1992 27 April 1999	Issued	MS
*****	*****	22 December 1994 19 October 1999	Issued	MS
*****	*****	7 January 1998 20 June 2002	Issued	TN
*****	*****	7 January 1997	Pending	TN
*****	*****	29 June 1999	Pending	TN
*****	*****	30 November 2001	Pending	TN
*****	*****	7 January 1998	Pending	TN
*****	*****	7 January 1998	Pending	TN
*****	*****	7 January 1998	Pending	TN
*****	*****	6 July 1998	Pending	TN
*****	*****	5 September 2000	Pending	TN
*****	*****	6 July 1999	Pending	TN
*****	*****	6 July 1999	Pending	TN
*****	*****	4 June 2001	Pending	TN
*****	*****	04 June 2001	Pending	TN
*****	*****	09 April 2002	Pending	UM
*****	*****	03 July 2002	Pending	UM
*****	*****	15 March 2002	Pending	AS
*****	*****	20 September 2002	Pending	AS
*****	*****	22 November 1996 20 March 2001	Issued	MS
*****	*****	19 May 1999	Pending	MS
*****	*****	8 March 2001	Pending	MS

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Owner:

AS	=	Astral, Inc.
MS	=	Mount Sinai School of Medicine (NY)
TN	=	The University of Tennessee Research Corporation
UM	=	University of Missouri

Licenses:

a.	Astral has exclusive license rights to the patent rights owned by MS, by way of a License Agreement dated June 10, 1987.

b.	Astral expects to obtain exclusive license rights to the patent rights owned by TN, pursuant to a License Agreement which has been negotiated, drafted and is ready to be signed.

c.	Astral expects to obtain exclusive license rights to the patents owned by UM, pursuant to an existing option agreement, and a License Agreement to be negotiated.

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED
WITH “*****.”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

Project Plan Expenses
(Up to Three Months)

Category:		Estimated Costs:

Personnel compensation, benefits and taxes:	$	*****
Vendors (animal studies):		*****
Contracts (University of Tennessee):		*****
Patent prosecution:		*****
To be Determined:		*****
*****